Exhibit 10.1

Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 22, 2022 (this “Agreement”), by and among CAESARS CAYMAN FINANCE LIMITED, an exempted company incorporated with limited liability in the Cayman Islands (the “Borrower”), the Lenders party hereto and the Administrative Agent (as defined below), relating to the Credit Agreement dated as of April 22, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 14, 2021 and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Agreement and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders party thereto from time to time and DEUTSCHE BANK AG, LONDON BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).
RECITALS:
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto agree to amend the Existing Credit Agreement subject to, and in accordance with, the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have agreed to amend the Existing Credit Agreement subject to, and in accordance with, the terms and conditions set forth in this Agreement.
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
SECTION 2.Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Existing Credit Agreement is amended by inserting the following new defined terms in appropriate alphabetical order:
“Intercompany Loans” shall mean, collectively, the BidCo/Wales Intercompany Loans, the Parent Note, Note 4, Note 5, Note 7, the NeoGames Note, the TechCo Note 2, the WHUS Note 1, the WHUS Note 2A and the WHUS Note 2B, in each case, including all accrued and unpaid interest thereon.
“NeoGames Note” shall mean the loan from William Hill Organization Limited to NeoGames S.A. in an aggregate principal amount equal to $11.0 million.
“Note 4” shall mean the intercompany loan from William Hill Organization Limited to Caesars UK Interactive Holdings Limited in an aggregate principal amount equal to £216,860,124.40.
“Note 5” shall mean the intercompany loan from Green Gaming Group PLC to William Hill Cayman Holdings Limited in an aggregate principal amount equal to the Pounds Sterling equivalent of $11,085,730.
“Note 7” shall mean the intercompany loan from William Hill Organization Limited to William Hill Cayman Holdings Limited in an aggregate principal amount equal to $11,322,486.11.

“Parent Note” shall mean the intercompany loan from William Hill Organization Limited to Parent in an aggregate principal amount equal to £20,546,318.
“TechCo Note 1” shall mean the intercompany loan from WHUS TechCo, Inc. to William Hill Limited in an aggregate principal amount equal to the Dollar equivalent of £19,601,744.
“TechCo Note 2” shall mean the intercompany loan from William Hill Organization Limited to WHUS TechCo, Inc. in an aggregate principal amount equal to the Dollar equivalent of £18,803,210.
“WHUS Note 1” shall mean the intercompany loan from William Hill Organization Limited to William Hill U.S. HoldCo, Inc. in an aggregate principal amount equal to the Dollar equivalent of £28,838,455.
“WHUS Note 2A” shall mean the intercompany loan from William Hill Organization Limited to William Hill U.S. HoldCo, Inc. in an aggregate principal amount equal to the Dollar equivalent of £798,534.
“WHUS Note 2B” shall mean the intercompany loan from William Hill Organization Limited to William Hill U.S. HoldCo, Inc. in an aggregate principal amount equal to the Dollar equivalent of £30,779,856.
(b)Section 1.01 of the Existing Credit Agreement is amended by amending and restating clause (e) of the definition of “Change in Control” in its entirety as follows:
(e)    the direct or indirect sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the properties or assets of the Borrower and its Subsidiaries, taken as a whole, to any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) other than BidCo, the Borrower and its Subsidiaries; provided, that it is understood that the direct or indirect sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all the properties or assets of the Borrower and its Subsidiaries other than NeoGames S.A., Green Jade Games Ltd and the Intercompany Loans, taken as a whole, to any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Borrower and its Subsidiaries, shall constitute a Change in Control pursuant to this clause (e).
(c)Section 6.01 of the Existing Credit Agreement is amended by amending and restating clause (v) thereof in its entirety as follows:
(v)    Indebtedness under the TechCo Note 1;
(d)Section 6.02 of the Existing Credit Agreement is amended by amending and restating clause (t) thereof in its entirety as follows:
(t)    licenses or sublicenses permitted under Section 6.05(ee);
(e)Section 6.04 of the Existing Credit Agreement is amended by amending and restating clause (l) thereof in its entirety as follows:
(l)    (i) Investments in (including acquisitions of) the Equity Interests of Mr Green & Co AB, Green Gaming Group PLC and Green Jade Games Ltd, (ii) intercompany loan from William Hill Limited to Green Gaming Group PLC in an aggregate principal amount equal to €5.0 million and (iii) the Intercompany Loans;

(f)Section 6.05 of the Existing Credit Agreement is amended by (i) deleting “and” at the end of clause (bb) thereof, (ii) replacing “.” with “;” at the end of clause (cc) thereof and (iii) adding the following clauses in alphabetical order:
(dd)    the sale, assignment, distribution or other transfer of the Equity Interests in (or assets of) Green Jade Games Ltd;
(ee)    the license, sublicense (including any exclusive or perpetual license or sublicense) or other disposition of intellectual property of the Borrower or any of its Subsidiaries relating to the use of William Hill and/or Mr. Green trademarks and domain names in the United States or Caribbean territories;
(ff)    the surrender, waiver, cancellation, termination, forgiveness, sale, assignment, distribution or other transfer in whole or in part of any or all of the Intercompany Loans (and any agreements, notes and other rights relating thereto); and
(gg)    the swap or exchange of the NeoGames Note for Note 7.
(g)Section 6.06 of the Existing Credit Agreement is amended by (i) deleting “and” at the end of clause (m) thereof, (ii) adding “;” at the end of clause (n) thereof and (iii) adding the following clauses in alphabetical order:
(o)    the distribution, as a dividend or otherwise, of the Equity Interests in (or assets of) Green Jade Games Ltd; and
(p)    the distribution, as a dividend or otherwise, of any or all of the Intercompany Loans (and any agreements, notes and other rights relating thereto).
(h)Section 6.12 of the Existing Credit Agreement is amended by amending and restating clause (viii) thereof in its entirety as follows:
(viii) the making of Investments and Asset Sales and other dispositions permitted by this Agreement and the making of Restricted Payments permitted by this Agreement (including the surrender, waiver, cancellation, termination, forgiveness, sale, assignment, distribution or other transfer in whole or in part of any or all of the Intercompany Loans (and any agreements, notes and other rights relating thereto)),
SECTION 3.Representations of the Borrower. The Borrower represents and warrants that:
(i)the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
(j)no Event of Default or Default was continuing on and as of the Second Amendment Effective Date after giving effect hereto.
SECTION 4.Conditions to Second Amendment Effective Date. This Agreement shall become effective as of the first date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(k)the Administrative Agent (or its counsel) shall have received from the Borrower, each Lender party hereto (constituting the Required Lenders) and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(l)the representations and warranties set forth in Section 3 above shall be true and correct as of the date hereof; and
(m)any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) owing by the Borrower to the Administrative Agent and the Lenders and invoiced prior to the date hereof shall have been paid in full.
SECTION 5.Governing Law; Etc.
(n)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
(o)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 6.Confirmation of Guaranties and Security Interests. By signing this Agreement, the Borrower (on behalf of itself and each other Loan Party) hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement, the other Security Documents and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement, the other Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the amendments contemplated herein. The Borrower (on behalf of itself and each other Loan Party) ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as modified hereby.
SECTION 7.Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 8.Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
CAESARS CAYMAN FINANCE LIMITED
as Borrower
By:
Name: Bret Yunker
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

DEUTSCHE BANK AG, LONDON BRANCH,
as Administrative Agent
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement]

DEUTSCHE BANK AG, LONDON BRANCH,
as a Lender
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:
Name:
Title:
[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement]